UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________________________________________________________
FORM 8-K
 _______________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 11, 2023
 ______________________________________________________________________________________________________________________________
Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The Huntington National Bank, the primary banking subsidiary of Huntington Bancshares Incorporated (“Huntington”), announced today that its retirement planning service (“RPS”) has been acquired by OneDigital Investment Advisors (“OneDigital”), the registered investment advisor and wholly owned subsidiary of OneDigital, effective March 31, 2023. The RPS business covers approximately 1,200 plans and $5.6 billion in retirement plan assets under management. Huntington has been evaluating options since the middle of 2022 for the RPS business and selected a provider that will limit disruptions to existing clients.

Huntington will record a pre-tax gain of approximately $57 million including associated goodwill allocation. Huntington and OneDigital have also entered into an on-going referral agreement whereby Huntington will receive reimbursement for client referrals. The estimated impact from the ongoing arrangement is expected to be immaterial.

In January 2023, we announced the voluntary retirement program (the “VRP”). The VRP was offered to eligible middle and senior level colleagues. As of March 31, Huntington has received notices from colleagues who elected to participate in the VRP.

Additionally, in February we announced realignment of Huntington’s four major business segments into two major business segments. These organizational changes will strengthen the alignment of business units to core strategic priorities, while enhancing the focus on the Regional Banking model. The move aligns with Huntington’s commitment to local and bringing the decision making and customer service closer to customers and the communities across our footprint. Another benefit is an increase in coordination across business units on a regional basis, providing efficiencies and enhancing the agility and speed of execution. These benefits combine to position us to better service customers.

As a result of these activities, Huntington expects to incur one-time, pre-tax charges of approximately $36 million associated with the VRP and approximately $6 million of restructuring charges associated with the organizational realignment. The total of $42 million of one-time expenses is expected to be recognized in noninterest expense during the first quarter of 2023.

The combined pre-tax impact from the gain on the RPS sale, VRP and realignment charges is approximately $15 million and will be recognized in the Consolidated Statements of Income during the first quarter of 2023.

The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics, including the COVID-19 pandemic and related variants and mutations, and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; transition away from LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

The information contained in this Form 8-K shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 11, 2023	By:	/s/ Zachary Wasserman

Zachary Wasserman
Chief Financial Officer